EXHIBIT 10.5

SEVENTH SUPPLEMENTAL INDENTURE
Dated as of March 20, 2018
Among
LIVE NATION ENTERTAINMENT, INC.,
The Guarantors Party Hereto
And
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

THIS SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”), entered into as of March 20, 2018, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), the guarantors listed in Appendix II attached hereto (the “New Guarantors,” and together with the Existing Guarantors, the “Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).
RECITALS
WHEREAS, the Issuer, certain guarantors party thereto and the Trustee are parties to an Indenture, dated as of May 23, 2014, as supplemented by the First Supplemental Indenture, dated as of August 27, 2014, the Second Supplemental Indenture, dated as of October 31, 2014, the Third Supplemental Indenture, dated as of March 27, 2015, the Fourth Supplemental Indenture, dated as of August 13, 2015, the Fifth Supplemental Indenture, dated as of October 31, 2016, and the Sixth Supplemental Indenture, dated as of April 7, 2017 (as so supplemented, the “Indenture”), relating to the Issuer’s 5.375% Senior Notes due 2022 (the “Notes”);
WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;
WHEREAS, Section 10.05(1) of the Indenture provides that guarantors may be released from their obligations as guarantors in the event of the dissolution of such guarantor;
WHEREAS, the guarantors listed in Appendix III (the “Released Guarantors”) attached hereto have been dissolved and the Issuer desires to remove each such guarantor as a guarantor of the Notes under the Indenture;
WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantors and the release of the Released Guarantors;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee can execute this Seventh Supplemental Indenture without the consent of holders; and
WHEREAS, all things necessary have been done to make this Seventh Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Seventh Supplemental Indenture hereby agree as follows:
ARTICLE I
Section 1.1    Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 1.2    Agreement to Guarantee. Each of the New Guarantors hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in

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Article 10 of the Indenture. From and after the date hereof, each of the New Guarantors shall be a Guarantor for all purposes under the Indenture and the Notes.
Section 1.3    Incorporation of Terms of Indenture. The obligations of each of the New Guarantors under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each of the New Guarantors shall be bound by the terms of the Indenture as they relate to the Guarantee.
ARTICLE II
Section 2.1    Agreement to Release. Each of the Released Guarantors is hereby released as a guarantor under the Indenture pursuant to the terms of Section 10.05(1) the Indenture.
ARTICLE III
Section 3.1    Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.
Section 3.2    Effectiveness of Amendments. This Seventh Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors and the Trustee.
Section 3.3    Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Seventh Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Seventh Supplemental Indenture will control. The Indenture, as modified and amended by this Seventh Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Seventh Supplemental Indenture, the provisions of the Indenture, as modified by this Seventh Supplemental Indenture, shall control. In case any provision in this Seventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 3.4    Governing Law. This Seventh Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.5    Counterparts. This Seventh Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 3.6    Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.
Section 3.7    Trustee. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Seventh Supplemental Indenture.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed as of the date first above written.
LIVE NATION ENTERTAINMENT, INC.,
as Issuer

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture

LIVE NATION PRODUCTIONS, LLC
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture

HOB ACE OF SPADES CORP.
HOB GRAND RAPIDS, LLC
HOB PUNCH LINE PENN CORP.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    President

Signature Page to Second Supplemental Indenture

F AND F CONCESSIONS, INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture

MBA ARTIST MANAGEMENT COMPANY, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Executive Officer, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture

SOUNDCHECK, LLC

By: TICKETMASTER L.L.C.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture

CUMBERLAND AMPHITHEATRE PARTNERS, LLC

By: LIVE NATION WORLDWIDE, INC.,
its managing member.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture

CONNECTICUT PERFORMING ARTS PARTNERS

By: NOC, INC.,
a partner

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

By: CONNECTICUT AMPHITHEATER
DEVELOPMENT CORPORATION,
a partner

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

ARTIST NATION HOLDINGS CORP.
BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EXMO INC.
FILLMORE THEATRICAL SERVICES
HOB MARINA CITY, INC.
IAC PARTNER MARKETING, INC.
LIVE NATION MARKETING, INC.
LIVE NATION MERCHANDISE, INC.
LIVE NATION WORLDWIDE, INC.
NOC, INC.
THE V.I.P. TOUR COMPANY
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETSNOW.COM, INC.
TM VISTA INC.
TNOW ENTERTAINMENT GROUP, INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOB PUNCH LINE S.F. CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION MID-ATLANTIC, INC.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    President

Signature Page to Seventh Supplemental Indenture

LIVE NATION STUDIOS, LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

ARTIST NATION MANAGEMENT, INC.
ARTIST NATION MANAGEMENT GROUP, INC.
GUYO ENTERTAINMENT, INC.
SPALDING ENTERTAINMENT, LLC
VECTOR MANAGEMENT LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

EVENING STAR PRODUCTIONS, INC.
EVENT MERCHANDISING INC.
FG ACQUISITIONCO, LLC
FRONT GATE HOLDINGS, LLC
FRONT GATE TICKETING SOLUTIONS, LLC
HARD EVENTS LLC
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
REIGNDEER ENTERTAINMENT CORP.
SHORELINE AMPHITHEATRE, LTD.
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER L.L.C.
TICKETWEB, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

LIVE NATION - HAYMON VENTURES, LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

COUNTRY NATION, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Financial Officer and Assistant Secretary

HOUSE OF BLUES SAN DIEGO, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President and Chief Accounting Officer

LIVE NATION TICKETING, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

LIVE NATION LGTOURS (USA), LLC
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
TNA TOUR II (USA) INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Executive Officer, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

BIGCHAMPAGNE, LLC

By: TICKETMASTER L.L.C.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

LN ACQUISITION HOLDCO LLC
MICHIGAN LICENSES, LLC
TICKETSTODAY, LLC
WILTERN RENAISSANCE LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

COBB’S COMEDY INC.
BLUES AT THE DEPOT, LLC
HOB DEPOT CORP.
HOB MARQUIS CORP.
HOB QUEEN THEATER CORP.
HOB ROSE CITY MH CORP.
HOB SUMMIT MH CORP
HOB VARSITY CORP.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Treasurer and Secretary

Signature Page to Seventh Supplemental Indenture

FACULTY MANAGEMENT, LLC
FACULTY PRODUCTIONS, LLC
FILLMORE MINNEAPOLIS CORP.
FILLMORE NEW ORLEANS CORP.
PRISTINE ALPINE ENTERTAINMENT, LLC
STROBE LABS, INC
UNITED CONCERTS, INC.
LMG MANAGEMENT LLC
EIGHT BALL PRICING SOLUTIONS, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

IO MEDIA, INC.
IOMEDIA TECHNOLOGIES, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page to Seventh Supplemental Indenture

C3 BOOKING, LLC
C3 PRESENTS, L.L.C.

By:    /s/ Michael Rowles
Name:    Michael Rowles

Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Seventh Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:    /s/ R. Tarnas_____________________
Name:    R. Tarnas
Title:    Vice President

Signature Page to Seventh Supplemental Indenture

APPENDIX I
Existing Guarantors
ARTIST NATION MANAGEMENT, INC.,
ARTIST NATION HOLDINGS CORP.
ARTIST NATION MANAGEMENT GROUP, INC.
BIGCHAMPAGNE, LLC,
BILL GRAHAM ENTERPRISES, INC.,
CELLAR DOOR VENUES, INC.,
COBB’S COMEDY INC.,
CONNECTICUT AMPHITHEATRE DEVELOPMENT CORPORATION,
CONNECTICUT PERFORMING ARTS, INC.,
CONNECTICUT PERFORMING ARTS PARTNERS,
COUNTRY NATION, LLC,
CUMBERLAND AMPHITHEATRE PARTNERS, LLC,
EIGHT BALL PRICING SOLUTIONS, LLC,
EVENING STAR PRODUCTIONS, INC.,
EVENT MERCHANDISING INC.,
EXMO INC.,
F AND F CONCESSIONS, INC.,
FG ACQUISITIONCO, LLC,
FILLMORE THEATRICAL SERVICES,
FRONT GATE HOLDINGS, LLC,
FRONT GATE TICKETING SOLUTIONS, LLC,
GUYO ENTERTAINMENT, INC.,

Appendix I

HARD EVENTS LLC,
HOB ACE OF SPADES CORP.,
HOB BOARDWALK, INC.,
HOB CHICAGO, INC.,
HOB ENTERTAINMENT, LLC,
HOB GRAND RAPIDS, LLC,
HOB MARINA CITY, INC.,
HOB PUNCH LINE PENN CORP.,
HOB PUNCH LINE S.F. CORP.,
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,
HOUSE OF BLUES CLEVELAND, LLC,
HOUSE OF BLUES CONCERTS, INC.,
HOUSE OF BLUES DALLAS RESTAURANT CORP.,
HOUSE OF BLUES HOUSTON RESTAURANT CORP.,
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.,
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,
HOUSE OF BLUES ORLANDO RESTAURANT CORP.,
HOUSE OF BLUES RESTAURANT HOLDING CORP.,
HOUSE OF BLUES SAN DIEGO, LLC,

Appendix I

HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,
IAC PARTNER MARKETING, INC.,
IO MEDIA, INC.,
IOMEDIA TECHNOLOGIES, LLC,
LIVE NATION BOGART, LLC,
LIVE NATION CHICAGO, INC.,
LIVE NATION CONCERTS, INC.,
LIVE NATION – HAYMON VENTURES, LLC,
LIVE NATION LGTOURS (USA), LLC,
LIVE NATION MARKETING, INC.,
LIVE NATION MERCHANDISE, INC.,
LIVE NATION MID-ATLANTIC, INC.,
LIVE NATION MTOURS (USA), INC.,
LIVE NATION PRODUCTIONS, LLC,
LIVE NATION STUDIOS, LLC,
LIVE NATION TICKETING, LLC,
LIVE NATION TOURING (USA), INC.,
LIVE NATION USHTOURS (USA), LLC,
LIVE NATION UTOURS (USA), INC.,
LIVE NATION WORLDWIDE, INC.,
LMG MANAGEMENT LLC,
LN ACQUISITION HOLDCO LLC,
MBA ARTIST MANAGEMENT COMPANY, LLC,
MICHIGAN LICENSES, LLC,

Appendix I

MICROFLEX 2001 LLC,
NEW YORK THEATER, LLC,
NOC, INC.,
REIGNDEER ENTERTAINMENT CORP.,
SHORELINE AMPHITHEATRE, LTD.,
SOUNDCHECK, LLC,
SPALDING ENTERTAINMENT, LLC,
THE V.I.P. TOUR COMPANY,
TICKETMASTER ADVANCE TICKETS, L.L.C.,
TICKETMASTER CHINA VENTURES, L.L.C.,
TICKETMASTER EDCS LLC,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
TICKETMASTER-INDIANA, L.L.C.,
TICKETMASTER L.L.C.,
TICKETSNOW.COM, INC.,
TICKETSTODAY, LLC,
TICKETWEB, LLC,
TM VISTA INC.,
TNA TOUR II (USA) INC.,
TNOW ENTERTAINMENT GROUP, INC.,
VECTOR MANAGEMENT LLC,
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC
WILTERN RENAISSANCE LLC

Appendix I

APPENDIX II
New Guarantors
BLUES AT THE DEPOT, LLC
C3 BOOKING, LLC
C3 PRESENTS, L.L.C.
FACULTY MANAGEMENT, LLC
FACULTY PRODUCTIONS, LLC
FILLMORE MINNEAPOLIS CORP.
FILLMORE NEW ORLEANS CORP.
HOB DEPOT CORP.
HOB MARQUIS CORP.
HOB QUEEN THEATER CORP.
HOB ROSE CITY MH CORP.
HOB SUMMIT MH CORP
HOB VARSITY CORP.
PRISTINE ALPINE ENTERTAINMENT, LLC
STROBE LABS, INC
UNITED CONCERTS, INC.

Appendix I

APPENDIX III
Released Guarantors
VECTOR WEST LLC

Appendix III